UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2009

American Commerce Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	33-98682	05-0460102
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Chamber Drive, Bartow, FL 33830

(Address of principal executive offices – zip code)

(863) 533-0326

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

On September 29, 2009, American Commerce Solutions, Inc. (“ACS”) entered into an agreement with Public Acquisition Company, Inc. (“PAC”) which is owned by a shareholder of ACS, to sell the fiberglass subsidiary, Chariot Manufacturing, Inc. (“Chariot”) for $2,000,000. PAC has issued ACS a one year term note of $1,009,792, which may be settled in cash or stock, and assumed $990,208 liabilities.

Copies of the following documents are attached hereto as exhibits 10.1 – 10.2: Agreement for Sale and Purchase, and Promissory Note.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statement Information

The disposed financial information is shown as Exhibit 10.3. Incorporated by reference is the Company’s Form 10K and Form 10Q as filed with the Securities and Exchange Commission on June 15, 2009 and July 20, 2009, respectively, which shows the sale of Chariot as a discontinued operation.

(c) Exhibits

10.1	Agreement for Sale and Purchase

10.2	Promissory Note

10.3	Disposed of Financial Information

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMERCE SOLUTIONS, INC.

By:	/S/ DANIEL L. HEFNER
Name:	Daniel L. Hefner
Title:	President

September 29, 2009